UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

Earliest Event Date requiring this Report:  June 2, 2014
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CAPSTONE COMPANIES, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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FLORIDA	0-28331	84-1047159
(State of Incorporation or	(Commission File Number)	(I.R.S. Employer
Organization)	Identification No.)

350 Jim Moran Blvd.
Suite 120
Deerfield Beach, Florida 33442
(Address of principal executive offices)

(954) 252-3440
(Registrant's telephone number, including area code)

Item 8.01 Other Events.  Capstone Companies, Inc. is primarily engaged in the business of developing, marketing and selling consumer products through national and regional retailers and distributors, in North America.  We currently operate in five primary business segments: Induction Charged Power Failure Lights, LED Wall Plate Night Lights and Power Failure Lights, Motion Sensor Lights, Portable Book and Task Lights and Door Security Monitor.  Our products are manufactured in the Peoples’ Republic of China by one or more unaffiliated, independent contract manufacturers (“OEM(s)”). We do not manufacture our products and our participation in the manufacture of our products is usually limited to overall design and functions, but not any aspect of the manufacture process.  Based on a review of minerals used in our products as made in China, including submission of a written attestation from our current OEM, no conflict minerals are currently used in the manufacture of our products. Based on our review, we determined that Commission Rule 13p-1 was not applicable to our company and the filing of a Form SD with the Commission was not required by our company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE COMPANIES, INC., A FLORIDA CORPORATION

Date:   June 5, 2014

By: /s/ James McClinton
Chief Financial Officer